Intangible Assets	12 Months Ended
Dec. 31, 2018
Intangible Assets
Intangible Assets

(6)      Intangible Assets

Mortgage Servicing Rights

At December 31, 2018 and 2017, respectively, the Company serviced mortgage loans for others totaling $279.9 million and $285.8 million, respectively. Mortgage loan servicing fees earned on loans sold and serviced for others were $821,000,  $833,000, and $854,000, for the years ended December 31, 2018, 2017, and 2016, respectively, and are recorded in real estate servicing fees, net in the consolidated statements of income.

The table below presents changes in mortgage servicing rights (MSRs) for the years ended December 31, 2018, 2017, and 2016.

(in thousands)	2018	2017	2016
Balance at beginning of period	$2,713	$2,584	$2,847
Originated mortgage servicing rights	245	222	266
Changes in fair value:
Due to changes in model inputs and assumptions (1)	286	364	108
Other changes in fair value (2)	(313)	(457)	(637)
Total changes in fair value	(27)	(93)	(529)
Balance at end of period	$2,931	$2,713	$2,584

(1)

The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.

(2)	Other changes in fair value reflect changes due to customer payments and passage of time.

Total changes in fair value are reported in real estate servicing fees, net, reported in non-interest income in the Company's consolidated statements of income.

The following key data and assumptions were used in estimating the fair value of the Company's mortgage servicing rights as of December 31, 2018 and 2017:

	2018	2017
Weighted average constant prepayment rate	8.87%	9.73%
Weighted average note rate	3.95%	3.85%
Weighted average discount rate	10.28%	10.09%
Weighted average expected life (in years)	6.30	5.90